UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2026
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Financial Results for the Quarter Ended June 30, 2026

On August 6, 2026, Universal Electronics Inc. (the "Company") issued a press release reporting financial results for the quarter ended June 30, 2026 and certain other information. A copy of the Company's press release is furnished as Exhibit 99.1 with this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the
Company under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”),
whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section.

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2026, Richard K. Carnifax, the Company's Interim Chief Executive Officer and Chief Operating Officer and principal executive officer, notified the Company that he intended to resign from such roles effective as of August 6, 2026. On August 3, 2026, the Company’s Board of Directors (the "Board") unanimously appointed, in each case effective as of the close of business on August 6, 2026, (i) Wade M. Jenke as the Company’s Chief Executive Officer and President and principal executive officer, (ii) Sui Man Ho (a.k.a. Raymond Ho) as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer and (iii) Joseph (Lee) Haughawout as the Company’s Chief Operating Officer.

In connection with his appointment, Mr. Jenke’s annual base salary will be increased from $325,000 to $355,000, and his target bonus percentage, which is subject to achievement of performance objectives, will remain 40% of his annual base salary. The Company has previously entered into its standard form of indemnification agreement with Mr. Jenke.

The information with respect to Mr. Jenke contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 30, 2025 is incorporated herein by reference.

Mr. Ho, age 54, has served as the Company's Senior Vice President, Finance since December 2025. Mr. Ho previously served as the Company's Interim Chief Financial Officer from September 2025 until December 2025, as the Company's Senior Vice President, Finance from May 2025 until September 2025, as the Company's Senior Vice President, Finance – Global Operations from September 2022 until May 2025, as the Company's Senior Vice President, Chief Financial Officer – Asia from May 2018 until September 2022, and as the Company's Chief Financial Officer – Asia from April 2011 until May 2018. Prior to joining the Company, from June 2008 until March 2011, Mr. Ho was the Chief Financial Officer at Yau Lee Holdings Limited (HKEX: 406), a construction and engineering service company publicly traded on the Main Board of the Hong Kong Stock Exchange. Prior to that, Mr. Ho held various roles at American Standard Companies, a conglomerate manufacturing heating, ventilation and air conditioning systems, plumbing fixtures and automotive parts, including as Regional Senior Audit Manager from November 2002 until December 2004, as Regional Audit Director from January 2005 until December 2005, and as Regional Financial Controller at Trane (NYSE: TT) from January 2006 until May 2008. Before joining American Standard Companies, Mr. Ho was a Staff Accountant at Arthur Andersen & Co., an accounting firm, from September 1994 until June 2002, and a Senior Manager at PricewaterhouseCoopers, an accounting firm, from July 2002 until November 2002. Mr. Ho is a Certified Public Accountant in Hong Kong, a fellow member of the Chartered Association of Certified Accountants, and an associate member of the Chartered Institute of Management Accountants. Mr. Ho holds a Bachelor of Business Administration, with a major in Accountancy and minor in Computer Science, and a Master of Business Administration from the Chinese University of Hong Kong under the Executive Master of Business Administration programme.

There is no arrangement or understanding between Mr. Ho and any other person pursuant to which he was selected as an officer of the Company. Additionally, there are no family relationships between Mr. Ho and any of the Company’s directors or executive officers, and Mr. Ho has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Ho’s annual base salary will remain $341,250 and his target bonus percentage, which is subject to achievement of performance objectives, will remain 50% of his annual base salary. The Company has previously entered into its standard form of indemnification agreement with Mr. Ho.

Mr. Haughawout, age 54, has served the Company's Senior Vice President of Program Management since 2016. Prior to that, he served as the Company's Vice President of Program Management from 2009 until 2016 and in various managerial, applications engineering, technical support supervisor and product trainer roles with the Company since 1994. Mr. Haughawout holds a Bachelor of Arts with degrees in Criminal Justice and Sociology from Kent State University.

There is no arrangement or understanding between Mr. Haughawout and any other person pursuant to which he was selected as an officer of the Company. Additionally, there are no family relationships between Mr. Haughawout and any of the Company’s directors or executive officers, and Mr. Haughawout has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Haughawout’s annual base salary will remain $322,875. In connection with his appointment, the Company expects to enter into its form of indemnification agreement with Mr. Haughawout.

Item 8.01 Other Events

Special Cash Dividend

On August 5, 2026, the Board authorized and approved a special, one-time cash dividend payable in an amount equal to $0.24 per share to all holders of shares of the Company’s common stock. The special dividend will be payable, subject to any prior revocation, on October 15 2026 to the Company’s stockholders of record on August 24, 2026.
Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements involve risks and uncertainties. These forward-looking statements may be identified by terms such as “will,” or “may,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the anticipated amount, methods, timing and other aspects of the Company’s special dividend. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend. More information regarding these and other risks, uncertainties and factors is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this Current Report. All information in this Current Report and its attachments is as of the date stated and the Company undertakes no obligation to update or publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to report the occurrence of unanticipated events other than as required by law or regulation.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this report.
Exhibit No.    Description
99.1        Press Release of Universal Electronics Inc., dated August 6, 2026
104         Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: August 6, 2026	By:	/s/ Wade M. Jenke
Wade M. Jenke
Chief Financial Officer (Principal Financial Officer)

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